News Release

For Further Information:

Jessica Gulis, 248.509.9202

ir@prehld.com

Presurance Holdings Reports 2025 Fourth Quarter Financial Results

Troy, MI, March 27, 2026 – Presurance Holdings, Inc. (Nasdaq: PRHI) (“Presurance” or the “Company”) today announced results for the fourth quarter ended December 31, 2025.

Year-end 2025 Financial Highlights

•
Personal Lines production up 12.7% on the year
•
Commercial Lines were down 67% and continue to run off
•
Personal lines production comprised 100% of gross written premiums in Q4
•
Commercial Lines – zero premium production for the fourth quarter

While gross written premiums declined in the fourth quarter, as the Company continued its disciplined shift away from previously written commercial lines, on the other hand, personal lines premium was up 12.7% on the year, reflecting a concerted focus going forward. With the exit from commercial lines business on-going, the Company has meaningfully simplified its risk profile and reduced exposure to volatility associated with the old legacy business.

Management Comments

Brian Roney, CEO of Presurance, commented, "We are taking decisive steps to manage the lingering effects of the legacy commercial lines run-off. Continued adverse development, largely from our previously written commercial lines business under prior management, has significantly impacted our financial results for the quarter and the year. Going forward, the Company continues to focus on select personal lines homeowners’ business, a segment that aligns with our underwriting goals and offers attractive opportunities.”

2025 Fourth Quarter Financial Results Overview

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	At and for the Three Months Ended December 31,			At and for the Year Ended December 31,
	2025	2024	% Change	2025	2024	% Change
	(dollars in thousands, except share and per share amounts)

Gross written premiums	$7,946	$13,683	-41.9%	$59,840	$72,053	-17.0%
Net written premiums	3,698	9,526	-61.2%	21,348	49,338	-56.7%
Net earned premiums	5,687	12,708	-55.2%	32,387	60,862	-46.8%

Net investment income	1,149	1,352	-15.0%	5,037	5,763	-12.6%
Net realized investment gains (losses)	(695)	-	**	(716)	(125)	**
Change in fair value of equity securities	478	(21)	**	234	(203)	**

Net income (loss) allocable to common shareholders	(17,041)	(25,382)	**	(18,438)	23,530	**
Net income (loss) allocable to common shareholders per share, diluted	$(1.39)	$(2.08)	**	$(1.51)	$1.93	**

Adjusted operating income (loss)*	(15,216)	(25,821)	**	(25,634)	(34,558)	**
Adjusted operating income (loss) per share, diluted*	$(1.24)	$(2.11)	**	$(2.10)	$(2.83)	**

Book value per common share outstanding	$0.73	$1.76		$0.73	$1.76

Weighted average shares outstanding, basic and diluted	12,222,881	12,222,881		12,222,881	12,222,881

Underwriting ratios:
Loss ratio (1)	286.9%	254.6%		119.0%	120.2%
Expense ratio (2)	46.6%	38.3%		49.8%	35.8%
Combined ratio (3)	333.5%	292.9%		168.8%	156.0%

* The "Definitions of Non-GAAP Measures" section of this release defines and reconciles data that are not based on generally accepted accounting principles.
** Percentage is not meaningful
(1) The loss ratio is the ratio, expressed as a percentage, of net losses and loss adjustment expenses to net earned premiums and other income from underwriting operations.
(2) The expense ratio is the ratio, expressed as a percentage, of policy acquisition costs and other underwriting expenses to net earned premiums and other income from underwriting operations.
(3) The combined ratio is the sum of the loss ratio and the expense ratio. A combined ratio under 100% indicates an underwriting profit. A combined ratio over 100% indicates an underwriting loss.

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2025 Fourth Quarter Gross Written Premium

Gross written premiums decreased year over year in the fourth quarter of 2025 to $7.9 million, compared to $13.7 million in the prior year period. This reduction reflects a deliberate recalibration, as we streamline our book of business to emphasize personal lines that deliver better risk-adjusted returns and further aligns within our long-term strategy.

Commercial Lines Financial and Operational Review

Commercial Lines Financial Review
	Three Months Ended December 31,			Year Ended December 31,
	2025	2024	% Change	2025	2024	% Change
	(dollars in thousands)

Gross written premiums	$(8)	$3,124	-100.3%	$8,712	$26,686	-67.4%
Net written premiums	(88)	488	-118.0%	(1,629)	14,541	-111.2%
Net earned premiums	(17)	4,254	-100.4%	2,553	28,160	-90.9%

Underwriting ratios:
Loss ratio	*	650.8%		624.7%	184.8%
Expense ratio	*	33.8%		51.6%	29.8%
Combined ratio	*	684.6%		676.3%	214.6%

Contribution to combined ratio from net (favorable) adverse prior year development	*	550.9%		439.9%	118.5%

Accident year combined ratio (1)	*	133.7%		236.4%	96.1%

(1) The accident year combined ratio is the sum of the loss ratio and the expense ratio, less changes in net ultimate loss estimates from prior accident year loss reserves. The accident year combined ratio provides management with an assessment of the specific policy year's profitability and assists management in their evaluation of product pricing levels and quality of business written.

* Percentage not meaningful

The Company’s commercial lines of business represented 0% of total gross written premium in the fourth quarter of 2025. As reflected above, Commercial Lines premiums have decreased year over year, largely as a result of the commercial lines run-off and the decision to move away from the underperforming legacy commercial lines.

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Personal Lines Financial and Operational Review

Personal Lines Financial Review
	Three Months Ended December 31,			Year Ended December 31,
	2025	2024	% Change	2025	2024	% Change
	(dollars in thousands)

Gross written premiums	$7,954	$10,559	-24.7%	$51,128	$45,367	12.7%
Net written premiums	3,786	9,038	-58.1%	22,977	34,797	-34.0%
Net earned premiums	5,704	8,454	-32.5%	29,834	32,702	-8.8%

Underwriting ratios:
Loss ratio	107.3%	55.2%		75.7%	64.6%
Expense ratio	43.6%	40.6%		49.7%	41.1%
Combined ratio	150.9%	95.8%		125.4%	105.7%

Contribution to combined ratio from net (favorable) adverse prior year development	17.9%	0.9%		8.3%	0.8%

Accident year combined ratio	133.0%	94.9%		117.1%	104.9%

Personal lines premium represented 100% of total gross written premium for the fourth quarter of 2025. Net written premiums were impacted by an in-force quota share reinsurance treaty to support the business. Personal lines production was largely driven by Texas premium and supplemented by continuing business in select Midwestern states.

Combined Ratio Analysis

	Three Months Ended December 31,		Year Ended December 31,
	2025	2024	2025	2024

Underwriting ratios:
Loss ratio	286.9%	254.6%	119.0%	120.2%
Expense ratio	46.6%	38.3%	49.8%	35.8%
Combined ratio	333.5%	292.9%	168.8%	156.0%

Contribution to combined ratio from net (favorable)
adverse prior year development	178.7%	185.0%	42.3%	55.3%

Accident year combined ratio	154.8%	107.9%	126.5%	100.7%

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Continued adverse development significantly impacted the financial results for the year, especially in the fourth quarter, and the impact of the quota share reinsurance treaty exacerbated select ratios for the period as well.

Net Investment Income

Net investment income was $1.1 million for the quarter ended December 31, 2025, compared to

$1.4 million in the prior year period.

Change in Fair Value of Equity Securities

During the quarter, the Company reported a loss from the change in fair value of equity securities of $695,000, compared to no changes in the fair value of equity securities in the prior year period.

Net Income (Loss) allocable to common shareholders

The Company reported net loss allocable to common shareholders of $17.0 million, or $1.39 per share, for the fourth quarter of 2025.

Adjusted Operating Income (Loss)

The Company reported an adjusted operating loss of $15.2 million, or $1.24 per share, for the fourth quarter ended December 31, 2025. See Definitions of Non-GAAP Measures.

About Presurance Holdings

Presurance Holdings, Inc. is a Michigan-based property and casualty holding company. Through its subsidiaries, the Company provides specialty insurance coverage with a focus on disciplined growth and long-term value creation. The Company trades on the Nasdaq Capital Market under the symbol PRHI. Additional information can be found on the Company’s website at ir.PREHLD.com.

Definitions of Non-GAAP Measures

Presurance prepares its public financial statements in conformity with accounting principles generally accepted in the United States of America (GAAP). Statutory data is prepared in accordance with statutory accounting rules as defined by the National Association of Insurance Commissioners' (NAIC) Accounting Practices and Procedures Manual and therefore is not reconciled to GAAP data.

We believe that investors’ understanding of the Company’s performance is enhanced by our disclosure of adjusted operating income. Our method of calculating this measure may differ from that used by other companies and therefore comparability may be limited. We define adjusted operating income (loss), a non-GAAP measure, as net income (loss) excluding: 1) net realized investment gains (losses), 2) change in fair value of equity securities, 3) Other gains, 4) Change in fair value of contingent considerations, 5) Change in contingent consideration bonus expense and 6) net income (loss) from discontinued operations. We use adjusted operating income as an internal performance measure in the management of our operations because we believe it gives our management and other

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users of our financial information useful insight into the results of our operations and underlying business performance.

Forward-Looking Statement

This press release contains forward-looking statements made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements give current expectations or forecasts of future events or our future financial or operating performance, and include the Company’s expectations regarding premiums, earnings, its capital position, expansion, and growth strategies. The forward-looking statements contained in this press release are based on management’s good-faith belief and reasonable judgment based on current information. The forward-looking statements are qualified by important factors, risks and uncertainties, many of which are beyond our control, that could cause our actual results to differ materially from those in the forward-looking statements, including those described in our form 10-K (“Item 1A Risk Factors”) filed with the SEC on March 27, 2026, and subsequent reports filed with or furnished to the SEC. Any forward-looking statement made by us in this report speaks only as of the date hereof or as of the date specified herein. We undertake no obligation to publicly update any forward-looking statement, whether as a result of new information, future developments or otherwise, except as may be required by any applicable laws or regulations.

Reconciliations of adjusted operating income (loss) and adjusted operating income (loss) per share:

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	Three Months Ended December 31,		Year Ended December 31,
	2025	2024	2025	2024

	(dollar in thousands, except share and per share amounts)

Net income (loss)	$(17,041)	$(25,382)	$(18,438)	$24,347
Less:
Net realized investment gains (losses)	(695)	-	(716)	(125)
Change in fair value of equity securities	478	(21)	234	(203)
Other gains	-	500	-	500
Change in fair value of contingent considerations	(2,145)	146	6,220	146
Change in contingent consideration bonus expense *	537	-	1,458	-
Net income (loss) from discontinued operations	-	(186)	-	58,587
Impact of fincome tax expense (benefit) from adjustments **	-	-	-	-
Adjusted operating income (loss)	$(15,216)	$(25,821)	$(25,634)	$(34,558)

Weighted average common shares, diluted	12,222,881	12,222,881	12,222,881	12,222,881

Diluted income (loss) per common share:
Net income (loss)	$(1.39)	$(2.08)	$(1.51)	$1.99
Less:
Net realized investment gains (losses)	(0.06)	-	(0.06)	(0.01)
Change in fair value of equity securities	0.04	(0.01)	0.02	(0.02)
Other gains	-	0.04	-	0.04
Change in fair value of contingent considerations	(0.18)	0.02	0.51	0.02
Change in contingent consideration bonus expense *	0.05	-	0.12	-
Net income (loss) from discontinued operations	-	(0.02)	-	4.79
Impact of income tax expense (benefit) from adjustments **	-	-	-	-
Adjusted operating income (loss), per share	$(1.24)	$(2.11)	$(2.10)	$(2.83)

* Amount is included in Operating Expenses on the Consolidated Statement of Operations.

** The Company has recorded a full valuation allowance against its deferred tax assets as of December 31, 2025 and 2024. As a result, there were no taxable impacts to adjusted operating income from the adjustments to net income (loss) in the table above after taking into account the use of net operating losses and the change in the valuation allowance.

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Presurance Holdings, Inc. and Subsidiaries
Consolidated Balance Sheets
(dollars in thousands)

	December 31,	December 31,
	2025	2024
Assets
Investment securities:
Debt securities, at fair value (amortized cost of $96,669 and $117,827, respectively)	$88,305	$105,665
Equity securities, at fair value (cost of $1,276 and $1,836, respectively)	1,277	1,603
Short-term investments, at fair value	24,725	21,151
Total investments	114,307	128,419

Cash and cash equivalents	27,362	27,654
Premiums and agents' balances receivable, net	5,521	9,901
Reinsurance recoverables on unpaid losses	63,909	84,490
Reinsurance recoverables on paid losses	5,929	6,919
Prepaid reinsurance premiums	12,024	6,088
Deferred policy acquisition costs	2,696	6,380
Receivable from contingent considerations at fair value	4,290	8,070
Other assets	3,245	3,735
Total assets	$239,283	$281,656

Liabilities and Shareholders' Equity
Liabilities:
Unpaid losses and loss adjustment expenses	$146,262	$189,285
Unearned premiums	25,703	30,590
Reinsurance premiums payable	2,501	1
Debt	12,187	11,932
Mandatorily redeemable preferred stock	14,380	-
Funds held under reinsurance agreements	24,233	25,829
Accounts payable and other liabilities	5,051	2,494
Total liabilities	230,317	260,131

Commitments and contingencies

Shareholders' equity:
Common stock, no par value (100,000,000 shares authorized; 12,222,881 issued and outstanding, respectively)	100,158	98,178
Accumulated deficit	(81,591)	(63,153)
Accumulated other comprehensive income (loss)	(9,601)	(13,500)
Total shareholders' equity	8,966	21,525
Total liabilities and shareholders' equity	$239,283	$281,656

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Presurance Holdings, Inc. and Subsidiaries
Consolidated Statements of Operations
(dollars in thousands, except share and per share data)

	Three Months Ended		Year Ended
	December 31,		December 31,
	2025	2024	2025	2024

Revenue and Other Income
Premiums
Gross earned premiums	$15,111	$19,721	$64,728	$106,612
Ceded earned premiums	(9,424)	(7,013)	(32,341)	(45,750)
Net earned premiums	5,687	12,708	32,387	60,862
Net investment income	1,149	1,352	5,037	5,763
Net realized investment gains (losses)	(695)	—	(716)	(125)
Change in fair value of equity securities	478	(21)	234	(203)
Other gains	-	500	-	500
Other income	142	41	142	328
Change in fair value of contingent considerations	(2,145)	146	6,220	146
Total revenue and other income	4,616	14,726	43,304	67,271

Expenses
Losses and loss adjustment expenses, net	16,314	32,349	38,541	73,302
Policy acquisition costs	1,546	3,535	8,405	13,335
Operating and other expenses	2,750	3,165	11,470	11,831
Interest expense	906	862	3,185	4,883
Total expenses	21,516	39,911	61,601	103,351

Income (loss) from continuing operations before income taxes	(16,900)	(25,185)	(18,297)	(36,080)
Income tax expense (benefit)	141	11	141	(1,840)

Net income (loss) from continuing operations	$(17,041)	$(25,196)	$(18,438)	$(34,240)
Net income (loss) from discontinued operations	-	(186)	-	58,587
Net income (loss)	(17,041)	(25,382)	(18,438)	24,347
Series A Preferred Stock dividends	-	-	-	817
Net income (loss) allocable to common shareholders	(17,041)	(25,382)	(18,438)	23,530

Earnings (loss) per common share, basic and diluted
Net income (loss) from continuing operations	$(1.39)	$(2.06)	$(1.51)	$(2.87)
Net income (loss) from discontinued operations	$-	$(0.02)	$-	$4.79
Net income (loss) allocable to common shareholders	$(1.39)	$(2.08)	$(1.51)	$1.93

Weighted average common shares outstanding, basic and diluted	12,222,881	12,222,881	12,222,881	12,222,881